

Angel Oak Mortgage, Inc.

First Quarter 2022 Earnings Supplement

Angel Oak
MORTGAGE REIT

Important Notices

References in this presentation to “we,” “us,” “our,” “AOMR” and the “Company” refer to Angel Oak Mortgage, Inc., a Maryland corporation, its operating partnership and their respective subsidiaries; the term “Manager” refers to Falcons I, LLC, our external manager; the term “Angel Oak Capital” refers to Angel Oak Capital Advisors, LLC; the term “Angel Oak Mortgage Lending” refers collectively to Angel Oak Mortgage Solutions, Angel Oak Home Loans and Angel Oak Commercial Lending; the term “Angel Oak Mortgage Solutions” refers to Angel Oak Mortgage Solutions LLC; the term “Angel Oak Home Loans” refers to Angel Oak Home Loans LLC; the term “Angel Oak Commercial Lending” refers to Angel Oak Commercial Lending, LLC, Angel Oak Prime Bridge, Angel Oak Commercial Bridge and Cherrywood Mortgage; the term “Angel Oak Prime Bridge” refers to Angel Oak Prime Bridge, LLC; the term “Angel Oak Commercial Bridge” refers to Angel Oak Commercial Bridge, LLC; and the term “Cherrywood Mortgage” refers to Cherrywood Mortgage, LLC; the term “Angel Oak” refers collectively to Angel Oak Capital and its affiliates, including our Manager; and the term “AOMT” refers to Angel Oak Mortgage Trust I, LLC, Angel Oak’s securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of the COVID-19 pandemic on our business, financial results and performance. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the impact of the ongoing COVID-19 pandemic;
- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire non-QM loans sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending, and other target assets;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and the real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager, and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, escalation of military conflicts (such as the recent Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, disruptions in markets, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q1 Highlights & Financial Results

The AOMR Model

AOMR is committed to generating attractive risk-adjusted returns and long-term capital appreciation to drive substantial total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of Angel Oak ecosystem**
Securitization Financing	Target **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Growing Book Value	Consistently grow asset base of loans and securities to **drive increasing returns**
Quarterly Dividend	Declare a quarterly dividend that **balances shareholder income and long-term book value appreciation**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Long-Term Focus	**AOMR is a business, not a trade** – we will make key decisions in the **best long-term interest of our shareholders**

Q1 Financial Results

Dividend	Declared Q1 dividend of $0.45/share
GAAP Net Income	($1.77)/share
Distributable Earnings[1]	$1.49/share

Distributable Earnings ROAE[1]	Q1: 32.7%
Book Value	$16.80/share
Target Balance Sheet Assets	20% Growth vs. Q4 2021

KEY COMMENTARY

- Purchased $676MM of loans in Q1 2022; $108MM purchased in Q2 through April 30th
- Recent Angel Oak Mortgage loan locks average over 7%; these loans will be available for purchase in the AOMR portfolio in coming quarters
- Added $50MM in committed financing capacity in Q1, and added a new $340MM credit facility with Royal Bank of Canada in April 2022
- Book Value decline of (13.8%) driven by unrealized mark-to-market losses on our whole loan, on-balance sheet securitization, and RMBS portfolios

[1] See Appendix for definition.

FY22 Interest Income and Average Asset Balances

$000s	Q1 2022 Interest Income / Expense	Q1 2022 Average Balance	Q4 2021 Interest Income / Expense	Q4 2021 Average Balance
Interest Income				
Residential Loans	$ 11,981	$ 1,108,704	$ 11,742	$ 943,524
Residential Loans in Securitization Trust	10,418	881,294	5,117	557,080
Commercial Loans	302	19,061	172	16,779
RMBS	4,108	350,236	5,278	239,554
CMBS	300	10,499	481	11,051
Total Interest Income[1]	**$ 27,109**		**$ 22,790**	
Interest Expense				
Notes Payable	$ 5,497	$ 918,536	$ 4,348	$ 704,260
Non-Recourse Securitization Obligation	4,583	837,504	1,815	514,733
Repurchase Facilities	89	356,525	35	206,897
Total Interest Expense	**$ 10,170**		**$ 6,199**	
Net Interest Margin	**$ 16,940**		**$ 16,591**	
Net Interest Margin as % of Income	***62.5%***		***72.8%***	

[1] Displays Target Asset Balances and Income, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS

Q1 Distributable Earnings

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
	(in thousands)	
Net income allocable to common stockholder(s)	$ (43,545)	$ 9,483
Adjustments:		
Net realized and unrealized (gains) losses on derivatives	(15,326)	(1,610)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	30,210	
Net unrealized (gains) losses on residential loans	64,587	(2,892)
Net unrealized (gains) losses on commercial loans	496	(142)
Non-cash equity compensation expense	871	--
Distributable Earnings	$ 37,293	$ 4,839

GAAP Net Income includes the impact of unrealized Gains/(Losses) due to mark-to-market valuations that do not impact Distributable Earnings

- When interest rates rise, the unrealized mark-to-market valuation of existing securities and loans will decline

Note: Please see Appendix for Company's definition of Distributable Earnings.

Target Asset Growth



Balance Sheet Composition[1]
($ millions)
481
229
232
1,271
723
529
1,684
622
320
723
2,244
486
667
1,062
2,704
491
1078
1104
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Commercial Loans & CMBS
Residential Loans
Loans in Securitization Trust
RMBS

KEY COMMENTARY

- Target asset balance growth of 20% versus Q4 2021
- Portfolio growth continues to shift toward Residential Loans and Loans in Securitization Trust, which reflects the AOMR loan procurement and securitization strategy
- Over $108MM of loans purchased in Q2 2022 through April 30

[1] Displays Target Asset Balances as of quarter end, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS

Book Value



$19.26
$0.22
($0.12)
$0.36
$19.72
($0.36)
$0.11
$19.47
($0.45)
($2.22)
$16.80
IPO
BV Growth to 6/30/2021
Dividend
Q3 BV Growth
BV as of 9/30/2021
Dividend
Q4 BV Growth
BV as of 12/31/2021
Dividend
Q4 BV Decline
BV as of 3/31/2022

KEY COMMENTARY

- Book Value of $16.80 including impact of $0.45 dividend paid in March, down from $19.47 at end of FY21
- Q1 Book Value decrease driven by unrealized losses on mark-to-market on our whole loan, on-balance sheet securitization, and RMBS portfolios

AOMR 2022-1 Securitization

AOMR closed its third post-IPO securitization for $537.6MM, with a 4.48% Weighted Average Coupon and a 3.06% Weighted Average Cost of Capital

2022-1 Securitization Details as of Deal Date

Class	Total Balance	Balance Sold	Retained by AOMR	Initial Coupon	Total Proceeds
A1	416,347,000	416,347,000	No	2.881%	417,673,403
A2	40,587,000	40,587,000	No	3.137%	40,728,075
A3	31,179,000	31,179,000	No	3.290%	31,292,465
M1	21,772,000	21,772,000	No	4.086%	21,641,424
B1	6,450,000	6,450,000	No	4.086%	6,186,989
B2	7,526,000	4,600,000	Partially	4.086%	4,259,073
B3	13,708,902		Yes	4.086%	
XS	537,569,903		Yes	1.051%	
A-IO-S	537,569,903		Yes	0.290%	
Total	**$537,569,902**	**$520,935,000**			**$521,781,429**

KEY COMMENTARY

- $537.6MM Securitization; Face Value of securities sold $520.9MM
- Weighted average coupon of loans underlying portfolio of **4.48%**
- Weighted average cost of capital of **3.06%**
- AOMR retained B2 (partial), B3, XS, A-IO-S tranches
- Average credit score: **744;** Average Loan-to-Value (LTV): **70.6%**

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $1.1B

Weighted Average Coupon: 4.5%

Weighted Average LTV at Origination: 69.7%

Weighted Average FICO Score at Loan Origination: 739

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.8%



Residential Loan Portfolio
Credit Score Distribution
# of Loans
500
400
300
200
100
0
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score



Residential Loans by Product
Non Owner Occupied, 2%
Investor Loans, 10%
Bank Statement, 37%
Just Missed Prime, 51%



Residential Loan Geographic Diversification
Other¹, 22%
GA, 4%
AZ, 4%
TX, 6%
FL, 18%
CA, 47%



Residential Loan Portfolio
Coupon Rate Distribution
# of Loans
500
400
300
200
100
0
<3
3-3.4999
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0+
Coupon Rate (%)

As of March 31, 2022.

Key Portfolio Statistics: Loans in Securitization Trust

$000s	AOMT 2021-4	AOMT 2021-7	AOMT 2022-1	Total / Weighted Average
UPB of loans	$ 225,216	$ 349,088	$ 517,987	$ 1,092,291
Number of loans	494	876	1,113	2,483
Weighted Average Loan Coupon	5.10%	4.80%	4.47%	4.71%
Average Loan Amount	$ 456	$ 399	$ 465	$ 442
Weighted Average LTV at loan origination and deal date	71%	70%	69%	70%
Weighted Average Credit Score at loan origination and deal date	740	743	748	745
Current 3 month CPR	51.0%	21.8%	18.8%	26%
90+ Delinquency (as a % of UPB)	0.3%	0.2%	0.0%	0.1%

Loans in Securitization Trust Geographic Diversification



FL, 20%
CA, 35%
TX, 6%
GA, 6%
Other¹, 34%

As of March 31, 2021.

[1] No state in other represents more than a 3% in the underlying collateral

Key Portfolio Statistics: RMBS

RMBS PORTFOLIO:

Our RMBS Portfolio represents the legacy securitizations that AOMR took part in before becoming a public company in June 2021 as well as any RMBS purchased in the secondary market. Only retained tranches of these securitizations are included on our Balance Sheet

Total Fair Value: $491.3MM

Weighted Average Coupon: 6.5%

Weighted Average LTV: 73.0%

90 Day DLQ: 7.85%

RMBS Portfolio LTV Trend



77.0%
76.0%
75.0%
74.0%
73.0%
72.0%
Sep 20
Dec 20
Mar 21
Jun 21
Sep 21
Dec 21
Mar 22

RMBS Portfolio 90+ Day Delinquency Trend[2]



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Sep 20
Dec 20
Mar 21
Jun 21
Sep 21
Dec 21
Mar 22

RMBS Portfolio Geographic Diversification



FL, 24%
Other¹, 34%
CA, 23%
GA, 7%
TX, 12%

As of March 31, 2022.

[1] No state in "Other" represents more than a 3% concentration of the underlying collateral; [2] As % of Original UPB

Appendix

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- Non-QM loans offer an attractive risk-adjusted return in a growing market segment
- Loans are held on financing lines with global money centers, community banks, and regional banks


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Securitization enables us to:
  - Secure term financing on a regular, programmatic basis
  - Reduce cost of funding in many markets
  - Replace largely mark-to-market financial leverage with term structural leverage

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Typically retain the bottom 4-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage
- Borrowings against retained RMBS facilitated through repurchase agreements with Wall Street banks

Illustrative Securitization Structure



Senior Bonds
(AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Q1 FY22 Income Statement (Unaudited)

	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
INTEREST INCOME, NET		
Interest income	$ 27,109	$ 10,033
Interest expense	10,170	832
NET INTEREST INCOME	16,939	9,201
REALIZED AND UNREALIZED (LOSSES) GAINS, NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	26,416	(2,288)
Net unrealized (loss) gain on mortgage loans and derivative contracts	(80,181)	4,518
TOTAL REALIZED AND UNREALIZED (LOSSES) GAINS, NET	(53,765)	2,230
EXPENSES		
Operating expenses	3,784	523
Operating expenses incurred with affiliate	855	439
Due diligence and transaction costs	770	64
Stock compensation	871	-
Securitization costs	2,019	-
Management fee incurred with affiliate	1,873	918
Total operating expenses	10,172	1,944
INCOME BEFORE INCOME TAXES	(46,998)	9,487
Income tax benefit	(3,457)	-
NET (LOSS) INCOME	$ (43,541)	$ 9,487
Preferred dividends	(4)	(4)
NET (LOSS) INCOME ALLOCABLE TO COMMON STOCKHOLDER(S)	$ (43,545)	$ 9,483
Other comprehensive (loss) income	(12,987)	529
TOTAL COMPREHENSIVE (LOSS) INCOME	$ (56,532)	$ 10,012
Basic (loss) earnings per common share	$ (1.77)	$ 0.60
Diluted (loss) earnings per common share	$ (1.77)	$ 0.60
Weighted average basic	24,642,961	15,724,050
Weighted average diluted	24,642,961	15,724,050

Appendix: Consolidated Balance Sheet (Unaudited)

		March 31, 2022		December 31, 2021
ASSETS				
Residential mortgage loans - at fair value	$	1,103,773	$	1,061,912
Residential mortgage loans in securitization trusts - at fair value		1,077,967		667,365
Commercial mortgage loans - at fair value		20,704		18,664
RMBS - at fair value		491,287		485,634
CMBS - at fair value		10,055		10,756
U.S. Treasury securities - at fair value		349,992		249,999
Cash and cash equivalents		90,445		40,801
Restricted cash		5,448		11,508
Principal and interest receivable		28,012		25,984
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value		17,027		2,428
Other assets		3,491		2,878
Total assets	$	3,198,201	$	2,577,929

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY				
LIABILITIES				
Notes payable	$	956,165	$	853,408
Non-recourse securitization obligation, collateralized by residential mortgage loans - at fair value		1,031,200		616,557
Securities sold under agreements to repurchase		477,422		609,251
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value		-		728
Due to broker		298,654		-
Collateral due to counterparties		8,024		-
Accrued expenses		530		442
Accrued expenses payable to affiliate		1,204		1,425
Interest payable		1,709		1,283
Income taxes payable		-		1,600
Management fee payable to affiliate		1,857		1,845
Total liabilities	$	2,776,765	$	2,086,539
STOCKHOLDERS' EQUITY				
Series A preferred stock, $.01 par value, 12% cumulative, non-voting, 125 shares authorized, issued, and outstanding as of March 31, 2022 and December 31, 2021		101		101
Common stock, $0.01 par value. As of March 31, 2022: 350,000,000 shares authorized, 25,227,328 shares issued and outstanding. As of December 31, 2021: 350,000,000 shares authorized, 25,227,328 shares issued and outstanding.		252		252
Additional paid-in capital		463,088		476,510
Accumulated other comprehensive (loss) income		(9,987)		3,000
Retained (deficit) earnings		(32,018)		11,527
Total stockholders' equity	$	421,436	$	491,390
Total liabilities and stockholders' equity	$	3,198,201	$	2,577,929

Appendix: Q1 FY22 GAAP Reconciliation of Distributable Earnings

	Three Months Ended	
	March 31, 2022	March 31, 2021
	(in thousands)	
Net income allocable to common stockholder(s)	$ (43,545)	$ 9,483
Adjustments:		
Net realized and unrealized (gains) losses on derivatives	(15,326)	(1,610)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	30,210	
Net unrealized (gains) losses on residential loans	64,587	(2,892)
Net unrealized (gains) losses on commercial loans	496	(142)
Non-cash equity compensation expense	871	--
Distributable Earnings	$ 37,293	$ 4,839
Annualized Distributable Earnings Return on Average Equity		
Annualized Distributable Earnings	$ 149,171	$ 19,356
Average total stockholder(s)' equity	456,415	281,481
Distributable Earnings Return on Average Equity	32.7%	6.9%

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance between our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Distributable Earnings Return on Average Equity is a non-GAAP measure and is defined as annual or annualized Distributable Earnings divided by average total stockholders' equity. We believe that the presentation of Distributable Earnings Return on Average Equity provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers, but has important limitations. Additionally, we believe Distributable Earnings Return on Average Equity provides investors with additional detail on the Distributable Earnings generated by our invested equity capital. We believe Distributable Earnings Return on Average Equity as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings Return on Average Equity should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings Return on Average Equity may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings Return on Average Equity may not be comparable to similar measures presented by other REITs.